EXHIBIT 10.1
PROMISSORY NOTE AMENDMENT
This Promissory Note Amendment is entered into this  _____  day of October, 2010, by and between                      (the “Holder”) and SANUWAVE Health, Inc., a Nevada corporation (the “Company”).
WHEREAS, Reference is hereby made to that certain promissory note between Holder and the Company dated  _____, 2010, pursuant to which the Company promises to pay Holder the principal sum of $                     (the “Note”); and
WHEREAS, the Company and Holder desire to amend the Note to allow for the conversion of the outstanding principal and interest on the Note into Units (defined below).
NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00), the receipt and sufficiency of which are hereby acknowledged, the Company and Holder, intending to be legally bound, hereby agree as follows:
1.	The Note is hereby amended by adding the following new paragraphs:
On or about October  _____, 2010, the Company shall cause the conversion of all of the unpaid principal and interest on this Note into Units (defined below), the number of Units to be equal to the amount obtained by dividing (i) the unpaid principal and interest on this Note, by (ii) 2.
Each “Unit” consists of (i) one share of common stock, par value $0.001 per share (the “Common Stock”); (ii) a two-year common stock purchase warrant (the “Warrant”) to purchase one share of Common Stock, at an exercise price of $2.00, in the form attached hereto as Exhibit A; and (iii) an option (the “Option”), which expires on December 31, 2010, to purchase the same number of Units as the Holder received upon the conversion of this Note, at the purchase price of $2.00 per Unit, in the form attached hereto as Exhibit B.
The Company shall deliver certificates evidencing the securities, warrants and options issuable upon such conversion of this Note within fifteen (15) business days of the conversion of this Note; provided, however, that the Company shall not be obligated to issue certificates evidencing the securities issuable upon such conversion unless this Note is either delivered to the Company or Holder notifies the Company that such Note has been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such Note. The Company shall, as soon as practicable after such delivery, or such agreement and indemnification, issue and deliver at such office to Holder, a certificate or certificates for the securities to which Holder shall be entitled as the result of a conversion, as mutually agreed to between the Company and Holder. The person or persons entitled to receive securities issuable upon such conversion shall be treated for all purposes as the record holder or holders of such securities on such date.

2.
HOLDER, WITH RESPECT TO THE COMMON STOCK, THE WARRANT, THE OPTION AND THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT AND THE OPTION (THE “SECURITIES”), AGREES AND ACKNOWLEDGES THAT THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THE HOLDER AGREES AND ACKNOWLEDGES THAT THE SECURITIES ARE BEING ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE LAWS OF ANY APPLICABLE STATE, OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.

3.	Except as set forth herein, all the terms and conditions of the Note shall remain in full force and effect.
IN WITNESS WHEREOF, the Company and Holder have signed this Promissory Note Amendment as of the date first written above.

SANUWAVE Health, Inc.		Holder

By:

Barry J. Jenkins
Chief Financial Officer

Exhibit A
Warrant for the Purchase of [     ]
Shares of Common Stock
Par Value $0.001
CLASS D WARRANT AGREEMENT
(this “Agreement”)
THE HOLDER OF THIS WARRANT, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE WARRANT AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE LAWS OF ANY APPLICABLE STATE, OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.
This is to certify that, for value received,                     , (the “Holder”) is entitled to purchase from SANUWAVE HEALTH, INC. (the “Company”), on the terms and conditions hereinafter set forth, all or any part of [ ] shares (“Warrant Shares”) of the Company’s common stock, par value $0.001 (the “Common Stock”), at the purchase price of $2.00 per share (“Warrant Price”). Upon exercise of this warrant in whole or in part, a certificate for the Warrant Shares so purchased shall be issued and delivered to the Holder. If, at any time prior to the Expiration Date (as defined below), less than the total warrant is exercised, a new warrant of similar tenor shall be issued for the unexercised portion of the warrants represented by this Agreement.
This warrant is granted subject to the following further terms and conditions:
1. This warrant shall be exercisable at any time or from time to time after the execution and delivery of this Warrant by the Company on the date hereof and shall expire at 5:00 p.m. Eastern Time on the date that is two (2) years following the date hereof (the “Expiration Date”). In order to exercise this warrant with respect to all or any part of the Warrant Shares for which this warrant is at the time exercisable, Holder (or in the case of exercise after Holder’s death, Holder’s executor, administrator, heir or legatee, as the case may be) must take the following actions:
(a) Deliver to the Corporate Secretary of the Company an executed notice of exercise substantially in the form of notice attached to this Agreement (the “Exercise Notice”) in which there is specified the number of Warrant Shares that are to be purchased under the exercised warrant;
(b) Tender payment of the aggregate Warrant Price for the purchased shares in cash or by check made payable to the Company’s order; and
(c) Furnish to the Company appropriate documentation that the person or persons exercising the warrant (if other than Holder) have the right to exercise the warrant.
(d) For purposes of this Agreement, the “Exercise Date” shall be the date on which the executed Exercise Notice shall have been delivered to the Company.

(e) Upon such exercise, the Company shall issue and cause to be delivered, with all reasonable dispatch (and in any event within five business days of such exercise), to or upon the written order of the Holder at its address, and in the name of the Holder, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise, together with such other property (including cash) and securities as may then be deliverable upon such exercise. Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such Warrant Shares as of the Exercise Date.
2. The Holder acknowledges that this warrant may not be exercised if the issuance of the Warrant Shares upon such exercise would constitute a violation of any applicable federal or state securities laws, or other law or regulation, and the Warrant Shares have not been and will not be registered as of the date of exercise of this warrant under the Securities Act or the securities laws of any state. The Holder acknowledges that this warrant and the Warrant Shares, when and if issued, are and will be “restricted securities” as defined in Rule 144 promulgated under the Securities Act and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements. Except as provided herein, the Company is under no obligation to register the securities under the Securities Act or under applicable state statutes. In the absence of such a registration or an available exemption from registration, sale of the Warrant Shares may be practicably impossible. The Holder shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this warrant.
3. The number of Warrant Shares purchasable upon the exercise of this warrant and the Warrant Price per share shall be subject to adjustment from time to time as follows:
(a) In the event that the Company should at any time, or from time to time, fix a record date for the effectuation of a split, either forward or reverse, subdivision or combination of the outstanding shares of Common Stock, or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”), without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the number of Warrant Shares purchasable hereunder shall be appropriately increased or decreased in proportion to such increase or decrease in the aggregate number of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.
(b) Whenever there is an adjustment in the number of Warrant Shares purchasable upon the exercise of this warrant pursuant to the provisions of Section 3(a), the Warrant Price shall be adjusted to an amount proportionate to the adjustment in the number of Warrant Shares.
(c) If at any time, or from time to time, there shall be a recapitalization of the Common Stock (other than a subdivision or combination, or merger or sale of assets transaction provided for elsewhere in this Section 3) provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this warrant the number of shares of Common Stock, Common Stock Equivalents or property of the Company or otherwise, to which the Holder would have been entitled upon such recapitalization assuming this warrant was exercised immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holder of this warrant after the recapitalization to the end that the provisions of this Section 3 (including adjustment of the Warrant Price then in effect and the number of Warrant Shares issuable upon exercise) shall be applicable after that event as nearly equivalent as may be practicable.

(d) If at any time, or from time to time, the Company shall consolidate with or merge into another corporation, or shall sell, lease, or convey to another corporation the assets of the Company as an entity or substantially as an entity (any one or more of such transactions being a “Corporate Transaction”), provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this warrant the number of shares of Common Stock, Common Stock Equivalents or property of the Company or otherwise, to which the Holder would have been entitled to receive in such Corporate Transaction assuming this warrant was exercised immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holder of this warrant after the Corporate Transaction to the end that the provisions of this Section 3 (including adjustment of the Warrant Price then in effect and the number of Warrant Shares issuable upon exercise) shall be applicable after that event as nearly equivalent as may be practicable.
4. The Company covenants and agrees that all Warrant Shares which may be delivered upon the exercise of this warrant will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Holder.
5. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of Warrant Shares issuable upon the exercise of this warrant.
6. This warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this warrant or the Warrant Shares until or unless, and except to the extent that, this warrant shall be exercised.
7. The Company may deem and treat the registered owner of this warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.
8. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.
9. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Georgia, without regard to the principles of conflicts of law thereof.
10. This Agreement shall be binding on and inure to the benefit of the Company and the person to whom a warrant is granted hereunder, and such person’s heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.
11. The Company shall not have any right to redeem any of the Warrants evidenced hereby.

IN WITNESS WHEREOF, the Company has caused this warrant to be executed by the signature of its duly authorized officer, effective this  _____  day of                      2010.

SANUWAVE HEALTH, INC.
By:
	Name:	Barry J. Jenkins
	Title:	Chief Financial Officer
The undersigned Holder hereby acknowledges receipt of a copy of the foregoing warrant and acknowledges and agrees to the terms and conditions set forth in the warrant.

By:

Exercise Notice
(to be signed only upon exercise of Warrant)
TO: SANWUWAVE HEALTH, INC.
The Holder of the attached warrant hereby irrevocable elects to exercise the purchase rights represented by the warrant for, and to purchase thereunder,                                                              shares of common stock of SANUWAVE Health, Inc. and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Holder at:

If acquired without registration under the Securities Act of 1933, as amended (“Securities Act”), the Holder represents that the Common Stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Holder has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Holder understands that the Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Common Stock may, under certain circumstances, be inconsistent with these exemptions. The Holder acknowledges that the Common Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available. The Company is under no obligation to register the Common Stock under the Securities Act or any state securities law, except as provided in the Agreement for the warrant. The certificates representing the Common Stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.
The Holder agrees and acknowledges that this purported exercise of the warrant is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.
DATED this                      day of                                                             ,                     .

Signature

Exhibit B
Option for the Purchase of [     ] Units
UNIT OPTION AGREEMENT
(this “Agreement”)
THE HOLDER OF THIS OPTION, BY ACCEPTANCE HEREOF, WITH RESPECT TO THE OPTION, THE COMMON STOCK ISSUABLE UPON EXERCISE OF THE OPTION, AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE CLASS D WARRANT (WHICH IS ISSUABLE UPON EXERCISE OF THE OPTION) AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE LAWS OF ANY APPLICABLE STATE, OR (B) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT.
This is to certify that, for value received,                                         , (the “Holder”) is entitled to purchase from SANUWAVE HEALTH, INC. (the “Company”), on the terms and conditions hereinafter set forth, all or any part of                      Units, at a price of $2.00 per Unit (the “Option Price”). A “Unit” consists of (i) one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”); and (ii) a two-year common stock purchase warrant (the “Class D Warrant”) to purchase one share of Common Stock, at an exercise price of $2.00 per share (the “Warrant Price”), in the form attached hereto as Annex A. Upon exercise of this Option in whole or in part, a certificate for the Common Stock so purchased shall be issued and delivered to the Holder, and a Class D Warrant so purchased shall be issued and delivered to the Holder. If, at any time prior to the Expiration Date (as defined below), less than the total Option is exercised, a new Option of similar tenor shall be issued for the unexercised portion of the options represented by this Agreement.
This Option is granted subject to the following further terms and conditions:
2. This Option shall be exercisable at any time or from time to time after the execution and delivery of this Agreement by the Company on the date hereof and shall expire at 5:00 p.m. Eastern Time on December 31, 2010 (the “Expiration Date”). In order to exercise this Option with respect to all or any number of the Units for which this Option is at the time exercisable, Holder (or in the case of exercise after Holder’s death, Holder’s executor, administrator, heir or legatee, as the case may be) must take the following actions:
(a) Deliver to the Corporate Secretary of the Company an executed notice of exercise substantially in the form of notice attached to this Agreement (the “Exercise Notice”) in which there is specified the number of Units that are to be purchased under the exercised Option;
(b) Tender payment of the aggregate Option Price for the purchased Units in cash or by check made payable to the Company’s order; and
(c) Furnish to the Company appropriate documentation that the person or persons exercising the Option (if other than Holder) have the right to exercise the Option.

For purposes of this Agreement, the “Exercise Date” shall be the date on which the executed Exercise Notice shall have been delivered to the Company.
Upon such exercise, the Company shall issue and cause to be delivered, with all reasonable dispatch (and in any event within five business days of such exercise), to or upon the written order of the Holder at its address, and in the name of the Holder, (i) a certificate or certificates for the number of full shares of Common Stock issuable upon the exercise of this Option or portion of this Option exercised and (ii) a Class D Warrant exercisable at the Warrant Price for the same number of full shares of Common Stock issuable upon the exercise of this Option or portion of this Option exercised. Such certificate or certificates and warrant or warrants shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such shares of Common Stock and Class D Warrant as of the Exercise Date.
2. The Holder acknowledges that this Option may not be exercised if the issuance of the Common Stock or Class D Warrant upon such exercise would constitute a violation of any applicable federal or state securities laws, or other law or regulation, and the Common Stock, the Class D Warrant and the shares issuable upon the exercise of the Class D Warrant, have not been and will not be registered as of the date of exercise of this Option under the Securities Act or the securities laws of any state. The Holder acknowledges that this Option and the Common Stock and the Class D Warrant, when and if issued, as well as any stock issuable upon exercise of the Class D Warrant, are and will be “restricted securities” as defined in Rule 144 promulgated under the Securities Act and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements. Except as provided herein, the Company is under no obligation to register, the Option, the Common Stock, the Class D Warrant, or any stock issuable upon exercise of the Class D Warrant, under the Securities Act or under applicable state statutes. In the absence of such a registration or an available exemption from registration, sale of any such securities may be practicably impossible. The Holder shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this Option.
3. The number of shares of Common Stock, the number of shares covered by the Class D Warrants purchasable upon the exercise of this Option, the Option Price per share, and the Warrant Price, shall be subject to adjustment from time to time as follows:
(a) In the event that the Company should at any time, or from time to time, fix a record date for the effectuation of a split, either forward or reverse, subdivision or combination of the outstanding shares of the Company’s common stock, or the determination of holders of the Company’s common stock entitled to receive a dividend or other distribution payable in additional shares of the Company’s common stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of the Company’s common stock (hereinafter referred to as “Common Stock Equivalents”), without payment of any consideration by such holder for the additional shares of the Company’s common stock or the Common Stock Equivalents (including the additional shares of the Company’s common stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the number of shares of Common Stock and the number of shares covered by the Class D Warrants purchasable hereunder shall be appropriately increased or decreased in proportion to such increase or decrease in the aggregate number of shares of the Company’s common stock outstanding and those issuable with respect to such Common Stock Equivalents.
(b) Whenever there is an adjustment in the number of shares of Common Stock and the number of shares covered by the Class D Warrants purchasable upon the exercise of this Option pursuant to the provisions of Section 3(a), the Option Price and the Warrant Price shall each be adjusted to an amount proportionate to the adjustment in the number of Common Stock and the number of shares covered by the Class D Warrants.

(c) If at any time, or from time to time, there shall be a recapitalization of the Company’s common stock (other than a subdivision or combination, or merger or sale of assets transaction provided for elsewhere in this Section 3), provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Option the number of shares of the Company’s common stock, Common Stock Equivalents or property of the Company, Class D Warrants to purchase shares or otherwise, to which the Holder would have been entitled upon such recapitalization assuming this Option was exercised immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holder of this Option after the recapitalization to the end that the provisions of this Section 3 (including adjustment of the Option Price and Warrant Price then in effect and the number of shares of Common Stock and Class D Warrants to purchase shares issuable upon exercise) shall be applicable after that event as nearly equivalent as may be practicable.
(d) If at any time, or from time to time, the Company shall consolidate with or merge into another corporation, or shall sell, lease, or convey to another corporation the assets of the Company as an entity or substantially as an entity (any one or more of such transactions being a “Corporate Transaction”), provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Option the number of shares of the Company’s common stock, Common Stock Equivalents or property of the Company, Class D Warrants to purchase shares or otherwise, to which the Holder would have been entitled to receive in such Corporate Transaction assuming this Option was exercised immediately prior thereto. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the Holder of this Option after the Corporate Transaction to the end that the provisions of this Section 3 (including adjustment of the Option Price and Warrant Price then in effect and the number of Common Stock and Class D Warrants to purchase shares issuable upon exercise) shall be applicable after that event as nearly equivalent as may be practicable.
4. The Company covenants and agrees that all shares of Common Stock and Class D Warrants which may be delivered upon the exercise of this Option will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Holder.
5. The Company agrees at all times to reserve or hold available a sufficient number of shares of the Company’s common stock to cover the number of shares of Common Stock issuable upon the exercise of this Option and the exercise of the Class D Warrant issued upon exercise of this Option.
6. This Option shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this Option, the Common Stock or Class D Warrants until or unless, and except to the extent that, this Option, or, with respect to shares issued upon exercise of the Class D Warrant, the Warrant, shall be exercised.
7. The Company may deem and treat the registered owner of this Option as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.
8. In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

9. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Georgia, without regard to the principles of conflicts of law thereof.
10. This Agreement shall be binding on and inure to the benefit of the Company and the person to whom an option is granted hereunder, and such person’s heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.
IN WITNESS WHEREOF, the Company has caused this Option to be executed by the signature of its duly authorized officer, effective this  _____  day of                      2010.

SANUWAVE HEALTH, INC.
By:
	Name:	Barry J. Jenkins
	Title:	Chief Financial Officer
The undersigned Holder hereby acknowledges receipt of a copy of the foregoing Option and acknowledges and agrees to the terms and conditions set forth in the Option.

By:

Exercise Notice
(to be signed only upon exercise of Option)
TO: SANUWAVE HEALTH, INC.
The Holder of the attached option hereby irrevocable elects to exercise the purchase rights represented by the Option for, and to purchase thereunder,                                                              Units (defined below) and herewith makes payment therefor, and requests that the certificate(s) for the Common Stock (defined below) and Class D Warrant(s) (defined below) be delivered to the Holder at:

A “Unit” consists of (i) one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”); and (ii) a two-year common stock purchase warrant (the “Class D Warrant”) to purchase one share of Common Stock, at an exercise price of $2.00.
If acquired without registration under the Securities Act of 1933, as amended (“Securities Act”), the Holder represents that the shares of Common Stock and the shares of Company stock issuable upon exercise of the Class D Warrant are being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Holder has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Holder understands that the Common Stock and the shares of Company stock issuable upon exercise of the Class D Warrant have not been registered, but are being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Common Stock, the Class D Warrant, or the shares of Company stock issuable upon exercise of the Class D Warrant may, under certain circumstances, be inconsistent with these exemptions. The Holder acknowledges that the Common Stock, the Class D Warrant and the shares of Company stock issuable upon exercise of the Class D Warrant must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available. The Company is under no obligation to register the Common Stock, the Class D Warrant or the shares of Company stock issuable upon exercise of the Class D Warrant, under the Securities Act or any state securities law, except as provided in the Agreement for the Option. The certificates representing the Common Stock and the shares of Company stock issuable upon exercise of the Class D Warrant will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.
The Holder agrees and acknowledges that this purported exercise of the Option is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.
DATED this                      day of                                                             ,                     .

Signature